Exhibit 10.16

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

This Second Amendment to the Employment Agreement between Howard Edelstein (“Employee”) and NYFIX, Inc. (the “Company”) is made and entered into as of March 17, 2008.

WITNESSETH :

WHEREAS, Employee and the Company have heretofore entered into an Employment Agreement dated as of September 4, 2006, as amended by a First Amendment to Employment Agreement dated as of October 2, 2007 (the “Employment Agreement”); and

WHEREAS, Employee and the Company desire to revise the Employment Agreement as set forth below;

NOW, THEREFORE, Employee and the Company hereby agree that the Employment Agreement shall be and is hereby amended as follows:

Section 5 of the Employment Agreement shall be and is hereby amended by adding the following sentence at the end of such section: “In addition, the Company shall maintain for the benefit of Employee life insurance coverage at up to 3 times Base Salary (subject to insurability at commercially reasonable rates).”

IN WITNESS WHEREOF, the undersigned have executed this Second Amendment to Employment Agreement as of the date first above written.

NYFIX, INC.

By: /s/ Michael Wanderer
Michael Wanderer

Title: Chief, Human Resources Officer

HOWARD EDELSTEIN

/s/ P. Howard Edelstein